UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2013 (September 9, 2013)

Asia Atlantic Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-146572	27-4984032
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification No.)

2101 Vista Parkway, Suite 292	33411
West Palm Beach, Florida	(Zip Code)
(Address of Principal Executive Office)

(786) 290-8054
(Issuer's Telephone Number)

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(Former name or former address, if changes since last report)

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c.) and (d.) On September 9, 2013 one (1) new officer was added.  Existing director, J. Francisco Terreforte, nominated and appointed Ramon Pagan to serve as the Company’s Secretary and Treasurer/Chief Financial Officer.

Mr. Pagan, age 37, has educational and practical experience in bookkeeping and accounting related matters.  He has studied accounting at Florida Atlantic University and is pursuing becoming a Certified Public Accountant (CPA).  Prior to accepting this position, he served as a Principal and Sole Officer and Director of National Business Investors, Inc.  He has held other positions for various periods of time in the private sector doing internal auditing and related activities.  In February 2009 he became the Sole Principal of Ponce De Leon Consulting Group, Inc. and continued his accounting related work on behalf of that entity.

SIGNATURES

In accordance with Section 13 of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Asia Atlantic Resources, Inc.
A Nevada Corporation
-------------------------
(Registrant)

By:   /s/ J. Francisco Terreforte
              ------------------------------------------
              J. Francisco Terreforte, CEO, Chairman

Date: November 13, 2013